UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 21, 2016 (March 18, 2016)

SANCHEZ ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35372	45-3090102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Main Street, Suite 3000

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 783-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 18, 2016 (the “Effective Date”), Sanchez Energy Corporation (the “Company”), each of SN Palmetto, LLC (f/k/a SEP Holdings III, LLC) (“SN Palmetto”), SN Marquis LLC (“SN Marquis”), SN Cotulla Assets, LLC (“SN Cotulla”), SN Operating, LLC (“SN Operating”), SN TMS, LLC (“SN TMS”), and SN Catarina, LLC (“SN Catarina” and together with SN Palmetto, SN Marquis, SN Cotulla, SN Operating and SN TMS, collectively, the “Guarantors” and the Guarantors and the Company, collectively, the “Loan Parties”), Royal Bank of Canada, as administrative agent (the “Administrative Agent”), and the lenders party thereto entered into a seventh amendment (the “Amendment”) to the Second Amended and Restated Credit Agreement, dated as of June 30, 2014, by and among the Company, the Guarantors, the Administrative Agent and the other agents and lenders party thereto (as amended, the “Credit Agreement”).

The Amendment, among other things, amended the Credit Agreement and its exhibits and schedules to (a) permit the repurchase by the Loan Parties or a special purpose unrestricted subsidiary of a Loan Party (the “SPV”) from cash of the Loan Parties in excess of lender credit exposure, of up to $300 million of the Company’s senior unsecured notes and common and preferred equity securities, subject to the existing caps on purchases of the Company’s common equity securities and purchases of the Company’s common or preferred equity securities and certain other limitations; (b) permit (i) the formation of the SPV into which the Loan Party that is the immediate parent of the SPV may invest up to $150 million, (ii) the SPV to purchase, hold and dispose of, including by way of distribution to its immediate parent, up to $150 million of the Company’s senior unsecured notes and common and preferred equity securities, (iii) the SPV to hold cash received from its immediate parent in a deposit account maintained with a lender under the Credit Agreement, and (iv) the SPV to distribute cash to its immediate parent; (c) require (i) the Company to cause the SPV to distribute all cash held by it or in its name as of the close of business on December 31, 2016 to its immediate parent, (ii) the equity interests in the SPV to be pledged in favor of the secured parties, (iii) the closing of deposit, securities and commodity accounts maintained by the Loan Parties with persons other than lenders or affiliates of lenders under the Credit Agreement, and (iv) the Loan Parties to enter into account control agreements in favor of the Administrative Agent for the benefit of the secured parties in respect of each of the Loan Parties’ deposit, securities and commodity accounts; (d) provide that in the event of a borrowing base deficiency the Company shall use unrestricted cash of the Company and its subsidiaries in excess of $35 million to prepay borrowings and cash collateralize letter of credit exposure, as applicable; (e) increase applicable margins on loans and letters of credit outstanding, if any, by 0.50%; (f) provide for a commitment fee of 0.50% on the unutilized aggregate elected commitment amount without regard to the degree of utilization of such amount; (g) restrict the Company from increasing its aggregate elected commitment amount until the first scheduled redetermination of the borrowing base after the Effective Date; (h) increase from 80% to 90% the percentage of the engineered value of the proved oil and gas properties owned by the Loan Parties and evaluated in the last reserve report, (i) that are required to be subject to a mortgage in favor of the secured parties, and (ii) for which satisfactory title information must be provided; (i) replace the senior secured debt to consolidated EBITDA ratio covenant with a covenant requiring that the Company maintain a ratio of (i) the excess of first lien debt over Loan Party cash to (ii) consolidated EBITDA, of not less than 2.0 to 1.0; (j) update the financial covenant calculation worksheet attached to the form of compliance certificate attached to the Credit Agreement to reflect the foregoing changes to the financial covenants; (k) update the organizational chart and subsidiary list in the schedules to the Credit Agreement to reflect (i) the formation of the SPV, (ii) the reorganization of the ownership of the existing unrestricted subsidiaries, and (iii) to change of name of SEP Holdings III, LLC to SN Palmetto, LLC; and (l) provide for other technical amendments, clarifications and corrections.

From time to time, the agents, arrangers, book runners and lenders under the Credit Agreement and their affiliates have provided, and may provide in the future, investment banking, commercial lending, hedging and financial advisory services to the Company and its affiliates in the ordinary course of business, for which they have received, or may in the future receive, customary fees and commissions for these transactions.

This summary of the Amendment does not purport to be complete, and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01 by reference.

Item 7.01. Regulation FD Disclosure.

On March 21, 2016, the Company issued a press release announcing that the borrowing base under the Credit Agreement has been set at $350 million as part of the scheduled semi-annual redetermination by the Administrative Agent and the lenders party thereto. The Company’s aggregate elected commitment amount of $300 million remains unchanged. The Company presently has no amounts drawn under the Credit Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Item 8.01. Other Events.

On March 21, 2016, the Company issued a press release announcing that the borrowing base under the Credit Agreement has been set at $350 million as part of the scheduled semi-annual redetermination by the Administrative Agent and the lenders party thereto. The Company’s aggregate elected commitment amount of $300 million remains unchanged. The Company presently has no amounts drawn under the Credit Agreement.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1

Seventh Amendment to Second Amended and Restated Credit Agreement, dated as of March 18, 2016, by and among Sanchez Energy Corporation, as borrower, SN Palmetto, LLC (f/k/a SEP Holdings III, LLC), SN Marquis LLC, SN Cotulla Assets, LLC, SN Operating, LLC, SN TMS, LLC, and SN Catarina, LLC, as guarantors, Royal Bank of Canada, as administrative agent, and the lenders party thereto.

99.1	Press release dated March 21, 2016 announcing the new borrowing base under the Company’s credit facility.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ ENERGY CORPORATION

Date: March 21, 2016	By:	/s/ Garrick A. Hill
Garrick A. Hill
Interim Co-Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1

Seventh Amendment to Second Amended and Restated Credit Agreement, dated as of March 18, 2016, by and among Sanchez Energy Corporation, as borrower, SN Palmetto, LLC (f/k/a SEP Holdings III, LLC), SN Marquis LLC, SN Cotulla Assets, LLC, SN Operating, LLC, SN TMS, LLC, and SN Catarina, LLC, as guarantors, Royal Bank of Canada, as administrative agent, and the lenders party thereto.

99.1	Press release dated March 21, 2016 announcing the new borrowing base under the Company’s credit facility.